SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 14, 2003

SUN ASSET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-29133	37-1455734

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1966 North John Young Parkway
Kissimmee, Florida

(Address of principal executive offices)

(407)- 847-5942

Registrant’s telephone number,
Including area code:

Not Applicable

(Former name or former address,
if changed since last report)

SIGNATURE
EX-16 Pro Forma Financial Information

     References to “Sun Asset,” the “Company,” “we,” “us” and “our” in this Current Report refer to Sun Asset Holdings, Inc. and its subsidiaries and predecessors unless the context of the description indicates otherwise.

FORWARD LOOKING STATEMENTS

     Certain statements and information included in this Current Report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words or phrases “will”, “will likely result”, “are expected to”, “will continue”, “is anticipated”, “estimate”, “projected”, “intends to” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks, known and unknown, and uncertainties, including but not limited to failure to comply with principal obligations and covenants in debt and other agreements, the ability to obtain adequate financing on commercially acceptable terms, economic conditions, changes in law or regulations, failure to comply with Nasdaq’s requirements for continued listing of our common stock, demand for our products and services, newly developing technologies, conflicts of interest in related party transactions, regulatory matters, protection of technology, lack of industry standards, the effects of competition from entities with greater financial resources than those possessed by us, and stockholder dilution. Such factors could materially adversely affect our financial performance and could cause our actual results for future periods to differ materially from any opinions or statements expressed within this Current Report. Additional discussion of such factors that could cause actual results to differ materially from management’s projections, forecasts, estimates and expectations is contained in our filings with the Securities and Exchange Commission.

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

     (a)  Termination of Previous Independent Accountants

On May 14, 2003, Sun Asset Holdings, Inc. (the “Company”) notified its principal accountants, Robison Hill & Co. (“Robison Hill”), that it was terminating their engagement as principal accountants and engaging Weinberg & Company, P.A. (“Weinberg”) as its new principal accountants. The termination of Robison Hill and the engagement of Weinberg were both recommended by the Company’s Audit Committee and approved by the Company’s Board of Directors. The reports of Robison Hill on the Company’s consolidated financial statements for the past five fiscal years did not contain an adverse opinion or a disclaimer of opinion. However, the former accountant’s report was modified for uncertainty as to whether the registrant would continue as a going concern. There was no qualification or modification as to audit scope or accounting principles.

In connection with its audits of the five fiscal years ended December 31, 2002, and the subsequent interim period through May 14, 2003, there were no disagreements with Robison Hill on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The Company has requested ROBISON HILL to furnish it a letter addressed to the Securities and Exchange Commission stating whether ROBISON HILL agrees with the above statements. A copy of that letter, dated May 19, 2003 is filed as an Exhibit to this Form 8-K.

     (b)  Engagement of New Independent Accountants

          The Company has engaged the firm of Weinberg as its new independent principal accountants to audit the Company’s financial statements for the 2003 fiscal year.

          During the three most recent fiscal years and the subsequent interim period prior to May 15, 2003, the Company, or anybody on its behalf, did not consult the newly engaged accountants regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements — None.

(b)	Pro forma financial information — None.

(c)	Exhibits.

16	A letter from ROBISON HILL is attached as Exhibit 16 to this Form 8-K.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN ASSET HOLDINGS, INC. (Registrant)

Date: May 20, 2003	By:	/s/ Charles C. Frey

Charles C. Frey, CEO

3